                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      -------------------------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                  June 26, 2001
                      -------------------------------------


                               Dime Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
               ---------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              001-13094                              11-3197414
------------------------------------     ---------------------------------
        Commission File Number           (IRS Employer Identification No.)



589 Fifth Avenue
New York, New York                                       10017
-----------------------------------------     ----------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (212) 326-6170
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On June 25, 2001, Dime Bancorp, Inc. a Delaware corporation (the "Dime") and Washington Mutual Corporation ("Washington Mutual") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 25, 2001. Pursuant to the Merger Agreement, Dime will merge into Washington Mutual, with Washington Mutual as the surviving corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

     (c) Exhibits:


           2.1 Agreement and Plan of Merger, dated June 25, 2001, between Dime Bancorp, Inc. and Washington Mutual, Inc.

           99.1 Warrant Purchase and Voting Agreement, dated June 25, 2001, among Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V. and Washington Mutual, Inc.

           99.2 Side Letter Agreement, dated June 25, 2001, among Dime Bancorp, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., and Warburg, Pincus Netherlands Equity Partners III, C.V.

                           *           *         *

                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             DIME BANCORP, INC.

                                      By:    /s/ James E. Kelly
                                             -----------------------------------

                                             Name: James E. Kelly
                                             Title: Executive Vice President and
                                                    General Counsel



Date:  June 26, 2001

                                INDEX OF EXHIBITS


        Exhibit No.                           Exhibit
        -----------                           -------

           2.1 Agreement and Plan of Merger, dated June 25, 2001, between Dime Bancorp, Inc. and Washington Mutual, Inc.

           99.1 Warrant Purchase and Voting Agreement, dated June 25, 2001 among Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V. and Washington Mutual, Inc.

           99.2 Side Letter Agreement, dated June 25, 2001 among Dime Bancorp, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., and Warburg, Pincus Netherlands Equity Partners III, C.V.



                                       -5-